UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 5, 2024
Date of Report (date of earliest event reported)
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First Watch Restaurant Group, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-40866 (Commission File Number)	82-4271369 (I.R.S. Employer Identification Number)
8725 Pendery Place, Suite 201, Bradenton, FL 34201
(Address of principal executive offices and zip code)
(941) 907-9800
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	FWRG	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 - Entry into a Material Definitive Agreement.
Asset Purchase Agreement
On January [5], 2024, First Watch Restaurants, Inc. (“FWRI”), a wholly-owned subsidiary of First Watch Restaurant Group, Inc. (the “Company”), entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with (i) VIM Holdings, LLC (“VIM”), (ii) VIM’s subsidiaries, including VIM Holdings Bradford, Inc., VIM Holdings Brier Creek, Inc., VIM Holdings Durham 15/501, Inc., VIM Holdings Glenwood, Inc., VIM Holdings Heritage Junction, Inc. and VIM Holdings TTC, Inc. (collectively, the “VIM Subsidiaries”), (iii) VIM, in its capacity as the parent company of the VIM Subsidiaries, and each of the members of VIM (collectively, the “Sellers”), and Mr. Robert B. Frame, in the capacity of agent and representative of VIM and the Sellers as set forth in the Asset Purchase Agreement, pursuant to which FWRI will acquire substantially all of the assets of VIM and the VIM Subsidiaries related to 21 franchise-owned First Watch restaurants and one restaurant under development in North Carolina for an aggregate purchase price of $75 million on a cash-free, debt-free basis, subject to adjustments based on the amount of landlord security deposits, mutually agreed upon prorations for certain rent, lease, rebates and prepaid expenses, gift card liabilities and certain post-closing adjustments, as set forth in the Asset Purchase Agreement. A portion of the purchase price equal to $1.5 million will be held back by FWRI for a period of 120 days following the closing to cover shortfalls in minimum cash drawer amounts or inventory levels, as insurance for payment of current liabilities, and as a non-exclusive indemnification fund. In addition, an amount of the purchase price equal to $4.125 million will be placed into an escrow account for a period of 18 months following the closing as a non-exclusive indemnification fund.
The Asset Purchase Agreement contains customary representations, warranties and covenants, and provides for customary indemnification obligations of and by the parties. The consummation of the transactions contemplated by the Asset Purchase Agreement is subject to customary closing conditions and the restaurants maintaining a minimum profit performance level as set forth in the Asset Purchase Agreement. The Asset Purchase Agreement also includes confidentiality provisions applicable to the Sellers and non-competition and non-solicitation provisions that are applicable to the Sellers for a period of five years following the closing.
The foregoing description of the Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such document, a copy of which is filed with this Current Report on Form 8-K as Exhibit 2.1.
Amendment to Credit Agreement
On January 5, 2024 (the “Closing Date”), FWR Holding Corporation, a Delaware corporation (“FWR”), an indirect subsidiary of the Company, entered into that certain Amendment No. 2 to Credit Agreement (the “Amendment”), by and among FWR, as borrower, AI Fresh Parent, Inc., a Delaware corporation and indirect subsidiary of the Company (“Holdings”), the subsidiaries of FWR party thereto as guarantors, the lenders party thereto and Bank of America, N.A., as administrative agent and collateral agent (in such capacities, the “Administrative Agent”), which amends that certain Credit Agreement, dated as of October 6, 2021 (as amended by that certain Amendment No. 1 to Credit Agreement, dated as of February 24, 2023, the “Existing Credit Agreement”; the Existing Credit Agreement, as amended by the Amendment, the “Amended Credit Agreement”), by and among FWR, Holdings, the lenders from time to time party thereto and the Administrative Agent.
Pursuant to the terms of the Amendment, (i) the existing $100 million term loan A facility was replaced with a new $100 million term loan A facility (the loans thereunder, the “2024 Initial Term Loans”) on terms substantially similar to the existing term loan A facility, (ii) the existing $75 million revolving credit facility was replaced with a new $75 million revolving credit facility on terms substantially identical to the existing revolving credit facility, (iii) a new $125 million incremental delayed draw term loan facility (the “2024 Incremental Delayed Draw Term Facility” and the loans thereunder, the “2024 Incremental Delayed Draw Term Loans”) was established that will be available to FWR in one or more draws of at least $5 million each for a period of 18 months following the Closing Date, and (iv) the replacement revolving credit facility was increased by $50 million in new revolving credit commitments bringing the aggregate committed amount under the new revolving credit facility to $125 million (the “2024 Revolving Facility”). Commitments in respect of the 2024 Incremental Delayed Draw Term Facility may be reduced, in whole or in part, at any time prior to 18 months following the Closing Date in the sole discretion of FWR.

The 2024 Initial Term Loans, the loans under the 2024 Revolving Facility and the 2024 Incremental DDTLs mature on January 5, 2029. The proceeds of the 2024 Incremental DDTLs may be used by FWR to directly or indirectly finance permitted acquisitions (including working capital, earn‑outs and/or purchase price adjustments) of franchisees, directly or indirectly finance new restaurant capital expenditure, repay revolving loans and/or replenish balance sheet cash, in each case, used for such permitted acquisitions or capital expenditures, and to pay related fees and expenses.
On January 5, 2024 (the “Closing Date”), FWR Holding Corporation, a Delaware corporation (“FWR”), an indirect subsidiary of the “Company, amended its credit agreement, dated as of October 6, 2021, with Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”), the lenders party thereto and the other parties specified therein (the “Amendment”).
The 2024 Initial Term Loans, loans under the 2024 Revolving Facility and the 2024 Incremental Delayed Draw Term Loans bear interest, at the option of FWR, at either (i) the base rate plus an additional margin that ranges between 150 basis points and 225 basis points depending on the total rent adjusted net leverage ratio of FWR and its restricted subsidiaries on a consolidated basis (the “Total Rent Adjusted Net Leverage Ratio”) or (ii) the secured overnight financing rate plus a credit spread adjustment of 10 basis points plus an additional margin that ranges between 250 basis points and 325 basis points depending on the Total Rent Adjusted Net Leverage Ratio.
Commencing on the last day of the ﬁrst full ﬁscal quarter ending after the Closing Date, the 2024 Initial Term Loans amortize at 2.5% per annum for the ﬁrst year after the Closing Date, increasing to (i) 5.0% per annum for the second and third years after the Closing Date, (ii) 7.5% per annum for the fourth year after the Closing Date and (iii) 10.0% per annum thereafter.
Commencing on the last day of the ﬁrst ﬁscal quarter ending after the date on which 50% or more of the commitments in respect of the 2024 Incremental Delayed Draw Term Facility have been funded (the “First DDTL Term Out Date”), the 2024 Incremental Delayed Draw Term Loans drawn prior to the First DDTL Term Out Date will amortize in equal quarterly installments at the same amortization rate per annum then applicable to the 2024 Initial Term Loans.
Commencing on the last day of the ﬁrst ﬁscal quarter ending after the earlier of (i) the date on which 100% of the commitments in respect of the 2024 Incremental Delayed Draw Term Facility have been funded and (ii) 18 months following the Closing Date (such earlier date, the “Second DDTL Term Out Date”), the 2024 Incremental Delayed Draw Term Loans drawn after the First DDTL Term Out Date and on or before the Second DDTL Term Out Date, will amortize in equal quarterly installments at the same amortization rate per annum then applicable to the 2024 Initial Term Loans.
The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of such document, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1.
Item 2.03 - Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 under the heading “Amendment to Credit Agreement” is incorporated by reference into this Item 2.03.
Item 7.01 -Regulation FD Disclosure.
On January 8, 2024, the Company issued a press release announcing the Company’s execution of the Asset Purchase Agreement and the Amendment. A copy of the Company’s press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.
The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this Current Report, regardless of any general incorporation language in the filing.

Forward-Looking Statements
In addition to historical information, this Current Report contains a number of “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, information concerning First Watch’s acquisitions of franchise-owned restaurants, possible or assumed future results of operations, business strategies, competitive position, industry environment and potential growth. When used in this Current Report, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “target,” “may,” “will,” “should,” “future,” “propose,” “preliminary,” “outlook,” “guidance,” “on track” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. Forward-looking statements in this Current Report are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, our actual results may differ materially from those contemplated by the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include the following: one or more closing conditions to the proposed transaction not being satisfied or waived, unexpected costs, charges or expenses resulting from the proposed transaction, uncertainty regarding the Russia-Ukraine war, Israel-Hamas war and the related impact on macroeconomic conditions, including inflation, as a result of such conflicts or other related events; our vulnerability to changes in economic conditions and consumer preferences; our inability to successfully open new restaurants or establish new markets; our inability to effectively manage our growth; adverse effects of the COVID-19 pandemic or other infectious diseases; potential negative impacts on sales at our and our franchisees’ restaurants as a result of our opening new restaurants; a decline in visitors to any of the retail centers, lifestyle centers, or entertainment centers where our restaurants are located; lower than expected same-restaurant sales growth; unsuccessful marketing programs and limited time new offerings; changes in the cost of food; unprofitability or closure of new restaurants or lower than previously experienced performance in existing restaurants; our inability to compete effectively for customers; unsuccessful financial performance of our franchisees; our limited control over our franchisees’ operations; our inability to maintain good relationships with our franchisees; conflicts of interest with our franchisees; the geographic concentration of our system-wide restaurant base in the southeast portion of the United States; damage to our reputation and negative publicity; our inability or failure to recognize, respond to and effectively manage the accelerated impact of social media; our limited number of suppliers and distributors for several of our frequently used ingredients and shortages or disruptions in the supply or delivery of such ingredients; information technology system failures or breaches of our network security; our failure to comply with federal and state laws and regulations relating to privacy, data protection, advertising and consumer protection, or the expansion of current or the enactment of new laws or regulations relating to privacy, data protection, advertising and consumer protection; our potential liability with our gift cards under the property laws of some states; our failure to enforce and maintain our trademarks and protect our other intellectual property; litigation with respect to intellectual property assets; our dependence on our executive officers and certain other key employees; our inability to identify, hire, train and retain qualified individuals for our workforce; our failure to obtain or to properly verify the employment eligibility of our employees; our failure to maintain our corporate culture as we grow; unionization activities among our employees; employment and labor law proceedings; labor shortages or increased labor costs or health care costs; risks associated with leasing property subject to long-term and non-cancelable leases; risks related to our sale of alcoholic beverages; costly and complex compliance with federal, state and local laws; changes in accounting principles applicable to us; our vulnerability to natural disasters, unusual weather conditions, pandemic outbreaks, political events, war and terrorism; our inability to secure additional capital to support business growth; our level of indebtedness; failure to comply with covenants under our credit facility; and the interests of our majority stockholder may differ from those of public stockholders. For additional discussion of factors that could impact our operational and financial results, please refer to our filings with the Securities and Exchange Commission (the “SEC”), accessible on the SEC’s website at www.sec.gov and the Investors Relations section of the Company’s website at https://investors.firstwatch.com/financial-information/sec-filings. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, our actual financial condition, results of operations, future performance and business may vary in material respects from the performance projected in these forward-looking statements.

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Title or Description
2.1*	Asset Purchase Agreement dated as of January 5, 2024, by and among VIM Holdings, LLC, its owners and affiliates, and First Watch Restaurants, Inc.
10.1
Amendment No. 2 to Credit Agreement dated as of January 5, 2024, by and among FWR Holding Corporation as Borrower, the lenders party thereto, the other parties thereto and Bank of America N.A., as administrative agent

99.1	Press Release of First Watch Restaurant Group, Inc. dated January 8, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Disclosure schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish supplementally a copy of any omitted schedule to the SEC upon request. The Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules so furnished.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Watch Restaurant Group, Inc. (Registrant)

Date: January 8, 2024	By:	/s/ Jay Wolszczak
	Name:	Jay Wolszczak
	Title:	Chief Legal Officer, General Counsel and Secretary